                                                                    Exhibit 10.1


                              FIRST AMENDMENT TO
                 SECOND AMENDED AND RESTATED CREDIT AGREEMENT
                 --------------------------------------------

          THIS FIRST AMENDMENT TO SECOND AMENDED AND RESTATED CREDIT AGREEMENT ("Amendment") is made and entered into effective as of the 31st day of October, 2000 (the "Effective Date"), by and among MATRIX SERVICE COMPANY, a Delaware corporation (hereinafter referred to as "Matrix"), MATRIX SERVICE, INC., an Oklahoma corporation (hereinafter to as "MSI"), MIDWEST INDUSTRIAL CONTRACTORS, INC., a Delaware corporation (hereinafter referred to as "MIC"), MATRIX SERVICE MID-CONTINENT, INC., an Oklahoma corporation (hereinafter referred to as "MSM"), SAN LUIS TANK PIPING CONSTRUCTION CO., INC., a Delaware corporation (hereinafter referred to as "SLT"), WEST COAST INDUSTRIAL COATINGS, INC., a California corporation (hereinafter referred to as "WCI"), MATRIX SERVICE, INC. (CANADA), an Ontario corporation (hereinafter referred to as "MSIC"), and BANK ONE, OKLAHOMA, N.A. (hereinafter referred to as the "Bank"). Matrix, MSI, MIC, MSM, SLT, WCI and MSIC are hereinafter collectively referred to as the "Borrowers" and individually as a "Borrower."

                                   RECITALS
                                   --------

          A. The Bank and certain of the Borrowers are parties to that certain Second Amended and Restated Credit Agreement dated as of November 30, 1999 (the "Existing Credit Agreement"), pursuant to which the Bank has established a Revolving Credit Facility in the maximum principal amount of $20,000,000.

          B. The Borrowers have requested that the Bank: (i) extend the maturity date of the Revolving Note from October 31, 2002 to October 31, 2003, and (ii) modify the procedure for requesting Advances under the Revolving Credit Facility.

          C. The Bank has agreed to the foregoing, subject to the terms and conditions hereinafter set forth.

          NOW THEREFORE, in consideration of the foregoing, and for other good and valuable consideration, the receipt and adequacy of which are hereby acknowledged, and subject to the terms and conditions set forth herein, the parties hereby amend the Existing Credit Agreement as follows:

1.        EXTENSION OF MATURITY DATE.  In accordance with Section 2.11 of the
          --------------------------
Existing Credit Agreement, the Borrowers have requested the Bank to extend the termination date of the Revolving Credit Facility for an additional one (1) year period beyond the currently stated maturity. The Bank hereby agrees, as of the Effective Date, to extend the maturity date of the Revolving Note from October 31, 2002 to October 31, 2003. In order to implement the foregoing, the Existing Credit Agreement is amended, as of the Effective Date, as follows:

          A.  Definition Used Only in This Amendment.  For purposes of this
              --------------------------------------
Amendment only, the term "Replacement Note" shall mean the promissory note to be executed and delivered by the Borrowers pursuant to this Amendment, in substantially the form attached hereto as Exhibit "A-1." The parties agree that, from and after the date of this Amendment, unless the context otherwise requires: (i) all references to the "Revolving Note" appearing in the Existing Credit Agreement or any other Loan Documents shall mean and refer to the Replacement Note, together with any and all renewals, extensions or replacements thereof, amendments or modifications thereto or substitutions therefor, and (ii) the term "Loan Documents" shall include the Replacement Note.

          B.  Modification of Date Reference.  All references in the Existing
              ------------------------------
Credit Agreement to the date "October 31, 2002" are hereby deleted and replaced with the date "October 31, 2003."

2.        MODIFICATION TO ADVANCE REQUEST PROCEDURE.  The Bank and the Borrowers
          -----------------------------------------
hereby agree, as of the Effective Date, to modify the procedure for requesting Advances under the Revolving Credit Facility. In order to implement the foregoing, the Existing Credit Agreement is amended as of the Effective Date by deleting in its entirety Section 2.3.1 of the Existing Credit Agreement and replacing it with the following:

                    2.3.1  Requests for Advances.  The Borrowers shall make each
                           ---------------------
               request for an Advance either orally or in writing no later than 11:00 a.m., Tulsa time, on the requested date of disbursement; provided, however, that the Bank in its sole discretion may
               --------  -------
               request that the Borrowers confirm oral requests for Advances by delivering to the Bank a properly completed and executed Disbursement Request. Each request for an Advance shall specify
               (i) the requested date of disbursement (which shall be a Business
               Day), (ii) the amount of the requested Advance, (iii) whether the requested Advance will be included within the Prime Tranche or a LIBOR Tranche, and (iv) in the case of an Advance to be included within a LIBOR Tranche, the requested Interest Period. Each request for an Advance under the Prime Tranche shall be in a minimum amount of $50,000.00 (unless the remaining availability under the Revolving Credit Facility is less than $50,000.00) and in integral multiples of $50,000.00 in excess of that amount, and each request for an Advance under a LIBOR Tranche shall be in a minimum amount of $500,000.00 and in integral multiples of $50,000.00 in excess of that amount.

3.        CONDITIONS PRECEDENT.  The amendment to the Existing Credit Agreement
          --------------------
set forth in this Amendment shall be effective from and after the Effective Date, but subject to the satisfaction by the Borrowers of each of the following conditions precedent:

          A.   Execution of Documents.  The following documents shall have been
               ----------------------
duly and validly authorized, executed and delivered by the respective parties thereto, all in a form and substance satisfactory to the Bank:

          (i)    This Amendment; and

          (ii)   The Replacement Revolving Note.

     B.   No Defaults.  No Default or Event of Default shall have occurred or be
          -----------
continuing.

4.   REPRESENTATIONS AND WARRANTIES. All representations and warranties of the
     ------------------------------
Borrowers contained in the Existing Credit Agreement are hereby restated and reaffirmed as of the date hereof (except to the extent any such representation or warranty as to the financial condition of the Borrowers relates solely to an earlier date) and shall survive the execution and delivery of this Amendment. The Borrowers further represent and warrant to the Bank as follows:

     A.   Binding Obligations.  This Amendment, the Existing Credit Agreement
          -------------------
(as amended by this Amendment), and the Replacement Note constitute valid and legally binding obligations of the Borrowers, enforceable in accordance with their respective terms.

     B.   Conflicting Agreements and Restrictions.  The Borrowers' execution,
          ---------------------------------------
delivery and performance of this Amendment, the Existing Credit Agreement (as amended by this Amendment), and the Replacement Note do not and will not (i) conflict with, or result in a breach of the terms, conditions or provisions of, or constitute a default under, or result in any violation of any agreement, instrument, undertaking, judgment, decree, order, writ, injunction, statute, law, rule or regulation to which any of the Borrowers is subject or by which any of their Properties are bound, or (ii) result in the creation or imposition of any Lien on any Property pursuant to the provisions of any mortgage, indenture, security agreement, contract, undertaking or other agreement, except for security interests created in favor of the Bank.

     C.   No Consent.  The Borrowers' execution, delivery and performance of
          ----------
this Amendment, the Existing Credit Agreement (as amended by this Amendment), and the Replacement Note, do not and will not require any authorization, consent, license, approval or authorization of or other action by, or notice or declaration to, or registration with, any Governmental Authority, or, to the extent that any such consent or other action may be required, either (i) such consent or other action has been validly procured or duly taken, or (ii) the Borrowers' failure to procure such consent or take such other action would not subject the Borrowers to a penalty, or otherwise have a Material Adverse Effect.

5.   MISCELLANEOUS.
     -------------

     A.   Effect of Amendment.  The Existing Credit Agreement, as amended,
          -------------------
modified and supplemented by this Amendment, shall continue in full force and effect in accordance with its terms and is hereby reaffirmed in every respect as of the date hereof. To the extent that the terms of this Amendment are inconsistent with the terms of the Existing Credit Agreement, this Amendment shall control and the Existing Credit Agreement shall be amended, modified or supplemented so as to give full effect to the transactions contemplated by this Amendment.

     B.   Exhibits.  All exhibits attached hereto are incorporated herein by
          --------
reference and
constitute a part of this Amendment.

     C.   Descriptive Headings.  The descriptive headings of the several
          --------------------
paragraphs of this Amendment are inserted for convenience only and shall not be used in the construction of the content of this Amendment.

     D.   Reimbursement of Expenses.  The Borrowers agree to pay all reasonable
          -------------------------
out-of-pocket expenses, including, without limitation, filing fees, recording costs and attorney's fees and expenses, incurred by the Bank in connection with preparation of this Amendment and the consummation of the transactions contemplated hereby.

     IN WITNESS WHEREOF, the Borrowers and the Bank have caused this Amendment to be duly executed in multiple counterparts, each of which shall be considered an original, effective as of the Effective Date.

                              MATRIX SERVICE COMPANY,
                              a Delaware corporation


                              By: /s/ Michael J. Hall
                                  -----------------------------------
                              Name:  Michael J. Hall
                              Title: Vice President


                              MATRIX SERVICE, INC.,
                              an Oklahoma corporation


                              By: /s/ Michael J. Hall
                                  -----------------------------------
                              Name:  Michael J. Hall
                              Title:  Vice President


                              MIDWEST INDUSTRIAL CONTRACTORS, INC., a Delaware corporation


                              By: /s/ Michael J. Hall
                                  -----------------------------------
                              Name:  Michael J. Hall
                              Title:  Vice President

                              MATRIX SERVICE MID-CONTINENT, INC.,
                              an Oklahoma corporation



                              By: /s/ Michael J. Hall
                                  -----------------------------------
                              Name:  Michael J. Hall
                              Title:  Vice President


                              SAN LUIS TANK PIPING CONSTRUCTION CO., INC., a Delaware corporation



                              By: /s/ Michael J. Hall
                                  -----------------------------------
                              Name:  Michael J. Hall
                              Title:  Vice President



                              WEST COAST INDUSTRIAL COATINGS, INC., a California corporation



                              By: /s/ Michael J. Hall
                                  -----------------------------------
                              Name:  Michael J. Hall
                              Title:  Vice President



                              MATRIX SERVICE, INC. (CANADA),
                              an Ontario corporation



                              By: /s/ Michael J. Hall
                                  -----------------------------------
                              Name:  Michael J. Hall
                              Title:  Vice President


                              BANK ONE, OKLAHOMA, N.A.



                              By: /s/ David G. Page
                                  -----------------------------------
                              Name: David G. Page
                              Title: First Vice President

                                   EXHIBITS
                                   --------

     Exhibit "A-1"                  -         Form of Replacement Note

                                 EXHIBIT "A-1"

                                PROMISSORY NOTE
                               (Revolving Note)

                            Due:  October 31, 2003

$20,000,000.00                                                  Tulsa, Oklahoma
                                                                October __, 2000

     FOR VALUE RECEIVED, the undersigned ("Makers") jointly and severally promise to pay to the order of BANK ONE, OKLAHOMA, N.A. ("Bank"), on or before October 31, 2003, the principal sum of Twenty Million and No/100 Dollars ($20,000,000.00), or so much thereof as shall be advanced and remain outstanding hereunder.

     Makers also promise to pay interest on the unpaid principal amount hereof from time to time outstanding from the date hereof until maturity (whether at the stated maturity date, by acceleration or otherwise) and after maturity until paid in full at the rates per annum specified in the Credit Agreement (as hereinafter defined).

     All payments of principal and interest hereunder shall be made on the dates and in the amounts specified in the Credit Agreement to Bank at its principal office in Tulsa, Oklahoma, on or before 2:00 p.m. (Tulsa time), on the date due, in immediately available funds. Whenever a payment is due on a day other than a Business Day, the due date shall be extended to the next succeeding Business Day and interest (if any) shall accrue during such extension.

     This Note is executed and delivered by Makers pursuant to, and is entitled to the benefits of, that certain Second Amended and Restated Credit Agreement, dated effective as of November 30, 1999, as amended by that certain First Amendment to Second Amended and Restated Credit Agreement dated as of the date hereof (the same as further amended, supplemented or otherwise modified from time to time, being hereinafter referred to as the "Credit Agreement"), between Makers and Bank. Reference is hereby made to the Credit Agreement for a complete statement of the repayment terms of this Note, including the prepayment rights and obligations of Makers and the right of the holder of this Note to accelerate the maturity hereof on the occurrence of certain Events of Default (as defined therein), and for all other pertinent purposes. Capitalized terms used herein and not otherwise defined have the respective meanings assigned to them in the Credit Agreement. This Note is the "Revolving Note" referred to in the Credit Agreement.

     This Note is made, executed and delivered by Makers and accepted by Bank in renewal and extension of and substitution for, but not in payment or satisfaction of (or as a novation of), that certain Promissory Note (Revolving
Note) of Makers dated as of November 30, 1999, payable to the order of Bank in the principal amount of $20,000,000.00 (the "Prior Revolving Note"). All Security Agreements and other Loan Documents securing payment of the Prior Revolving Note shall continue in full force and effect as security for payment of the indebtedness evidenced hereby.

     Upon the occurrence and during the continuation of any Event of Default, the holder of this Note may apply payments received on any amount due hereunder or under the terms of any instrument now or hereafter evidencing or securing any said indebtedness as said holder may determine.

     It is the intent of Bank and Makers to conform strictly to all applicable usury laws, and any interest on the principal balance hereof in excess of that allowed by said usury laws shall be subject to reduction to the maximum amount of interest allowed under said laws. If any interest in excess of the maximum amount of interest allowable by said usury laws is inadvertently paid to the holder hereof, at any time, any such excess interest shall be refunded by the holder to the party or parties entitled to the same after receiving notice of payment of such excess interest.

     The records of the holder of this Note shall be prima facie evidence of the amount owing on this Note.

     If, and as often as, this Note is placed in the hands of an attorney for collection or to defend or enforce any of the holder's rights hereunder, Makers will pay to the holder hereof its reasonable attorneys' fees, together with all court costs and other expenses paid by such holder.

     Makers, endorsers, sureties, guarantors and all other parties who may become liable for all or any part of this Note severally waive demand, presentment, notice of dishonor, protest, notice of protest, and notice of non-payment, and consent to: (a) any and all extensions of time for any term or terms regarding any payment due under this Note, including partial payments or renewals before or after maturity; (b) changes in interest rates; (c) any substitutions or release of collateral; and (d) the addition, substitution or release of any party liable for payment of this Note.

     No waiver of any payment or other right under this Note or any related agreement shall operate as a waiver of any other payment or right. All of the holder's rights hereunder are cumulative and not alternative. This Note shall inure to the benefit of the successors and assigns of Bank or other holder and shall be binding upon the successors and assigns of Makers.

     This Note has been delivered to and accepted by the Bank in the State of Oklahoma, is to be performed in the State of Oklahoma, shall be deemed a contract made under the laws of the State of Oklahoma, and shall be governed by, and construed and enforced in accordance with, the laws of the State of Oklahoma. All actions or proceedings with respect to this Note may be instituted in any state or federal court sitting in Tulsa County, Oklahoma, as Bank may elect, and by execution and delivery of this Note, Makers irrevocably and unconditionally (i) submit to the non-exclusive jurisdiction (both subject matter and person) of each such court, and (ii) waive (a) any objection that Makers might now or hereafter have to the laying of venue in any of such courts, and (b) any claim that any action or proceeding brought in any of such courts has been brought in an inconvenient forum.

     IN WITNESS WHEREOF, the undersigned have executed this instrument effective as of the date first above written.


                              MATRIX SERVICE COMPANY,
                              a Delaware corporation



                              By: /s/ Michael J. Hall
                                  -----------------------------------
                              Name:  Michael J. Hall
                              Title:  Vice President



                              MATRIX SERVICE, INC.,
                              an Oklahoma corporation



                              By: /s/ Michael J. Hall
                                  -----------------------------------
                              Name:  Michael J. Hall
                              Title:  Vice President



                              MIDWEST INDUSTRIAL CONTRACTORS, INC.,
                              a Delaware corporation



                              By: /s/ Michael J. Hall
                                  -----------------------------------
                              Name:  Michael J. Hall
                              Title:  Vice President


                              MATRIX SERVICE MID-CONTINENT, INC.,
                              an Oklahoma corporation



                              By: /s/ Michael J. Hall
                                  -----------------------------------
                              Name:  Michael J. Hall
                              Title:  Vice President

                              SAN LUIS TANK PIPING CONSTRUCTION CO., INC., a Delaware corporation



                              By: /s/ Michael J. Hall
                                  -----------------------------------
                              Name:  Michael J. Hall
                              Title:  Vice President



                              WEST COAST INDUSTRIAL COATINGS, INC.,
                              a California corporation



                              By: /s/ Michael J. Hall
                                  -----------------------------------
                              Name:  Michael J. Hall
                              Title:  Vice President



                              MATRIX SERVICE, INC. (CANADA),
                              an Ontario corporation



                              By: /s/ Michael J. Hall
                                  -----------------------------------
                              Name:  Michael J. Hall
                              Title:  Vice President